Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

Note 15. Income Taxes

Osmotica Pharmaceuticals plc (formerly known as Lilydale Limited and Osmotica Pharmaceuticals Limited) is an Irish public limited company. Osmotica Holdings S.C.Sp. acquired Osmotica Pharmaceuticals plc on April 30, 2018 for the purpose of facilitating an offering of ordinary shares in an initial public offering. On October 22, 2018, Osmotica Pharmaceuticals plc completed its initial public offering (the “IPO”). Immediately prior to the IPO and prior to the commencement of trading of Osmotica Pharmaceuticals plc’s ordinary shares on the Nasdaq Global Select Market, Osmotica Holdings S.C.Sp. undertook a series of restructuring transactions that resulted in Osmotica Pharmaceuticals plc being the direct parent of Osmotica Holdings S.C.Sp. Osmotica Holdings S.C.Sp. is a Luxembourg special limited partnership, formed on January 28, 2016. Osmotica Holdings US LLC, a subsidiary of Osmotica Holdings S.C.Sp. entered into a fifty-fifty partnership (the “Merger”), effective February 3, 2016, pursuant to a definitive agreement between Vertical/Trigen Holdings, LLC (“Vertical/Trigen”) and members, and Osmotica Holdings Corp Limited and Subsidiaries. Osmotica Holdings S.C.Sp. and several other holding companies and partnerships were formed as a result of the Merger. Vertical/Trigen Holdings, LLC became a wholly-owned subsidiary of certain U.S. corporations that are directly or indirectly owned by Osmotica Holdings U.S. LLC. These subsidiaries are included in the consolidated financial statements and are designated as C Corp filers for U.S. tax purposes. As such, the activity of Vertical/Trigen Holdings, LLC is subject to federal income tax at the level of its U.S. corporate parents beginning in 2016. In addition, the Company’s foreign entities are subject to income tax in various foreign jurisdictions.

The Company follows the Income Taxes topic of ASC 740, which prescribes a recognition threshold and measurement attribute criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, as well as guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The loss before income taxes and the related tax benefit are as follows:

	December 31,	December 31,
	2018	2017
Loss before income taxes
U.S. operations	$(52,758,931)	$(41,276,187)
Non-U.S. operations	(65,905,252)	(44,366,355)
Total loss before income taxes	(118,664,183)	(85,642,542)
Current provision
Federal	2,902,886	1,746,085
State	1,537,683	212,416
Foreign	2,089,428	1,595,246
Total current tax expenses	6,529,997	3,553,747
Deferred (benefit) provision
Federal	(7,828,116)	(41,477,737)
State	(4,005,413)	(3,282,520)
Foreign	(3,679,910)	(3,185,216)
Total deferred tax benefit	(15,513,439)	(47,945,473)
Total benefit for income taxes	$(8,983,442)	$(44,391,726)

A reconciliation of the statutory federal income tax rate to the Company's effective tax rate for the years ended December 31, 2018 and 2017 respectively are as follows:

	December 31,	December 31,
	2018	2017
Federal tax at 34% statutory rate	21.00%	34.00%
State and local income taxes, net of federal benefit	1.68%	2.37%
Differences in tax effects on foreign income	(10.08)%	(14.79)%
Federal tax credits	4.54%	8.69%
Uncertain tax positions — interest & penalties	0.13%	(0.24)%
Enacted change in statutory rates	0.00%	22.24%
Change in valuation allowance	0.00%	0.00%
Permanent adjustments	(8.46)%	0.09%
Other	(1.24)%	(0.53)%
Effective tax rate	7.57%	51.83%

For the year ended December 31, 2018 differences between the Federal statutory income tax rate of 21% and the effective tax rate are primarily due to the foreign tax rate differential and Orphan Drug/Research & Development federal credits.

For the year ended December 31, 2017, differences between the Federal statutory income tax rate of 34% and the effective tax rate are primarily due to the enactment of U.S. tax legislation known as the Tax Cuts and Jobs Act (“TCJA”), foreign tax rate differential and a change in estimate with regard to the prior year Orphan Drug credit. In December 2017, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allowed us to record provisional amounts during a measurement period not to exceed beyond one year of the enactment date. In the fourth quarter of 2018, we completed our analysis to determine the effect of the 2017 Tax Act, which did not require any adjustments as of December 31, 2018.

Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial statement purposes and the comparable amounts recorded for income tax purposes. Significant components of the deferred tax assets (liabilities) at December 31, 2018 and 2017 respectively are as follows:

	December 31,	December 31,
	2018	2017
Deferred tax assets:
Accounts receivable	$44,241	$495,373
Accrued expenses	12,640,052	11,259,586
Inventory	490,574	341,539
Investment in partnership	9,536,754	7,730,044
Net operating losses	2,819,515	4,799,901
Tax credits	4,616,722	9,091,441
Share compensation	439,318	—
Other	1,229,509	1,932,521
Less: valuation allowance	(298,219)	(137,061)
Deferred tax liabilities:
Prepaid expenses	(828,216)	(9,200,249)
Property plant & equipment	(3,002,215)	(2,827,186)
Intangible assets	(55,982,518)	(67,293,830)
Total deferred income taxes	$(28,294,483)	$(43,807,921)

On December 22, 2017, the U.S. enacted the TCJA, which resulted in the revaluation of the Company's U.S. related deferred tax assets and liabilities and had an impact on the Company's total 2017 tax benefit.

Included in the deferred tax balances above is a net deferred tax liability of $30,289,469 and $44,655,585 respectively for 2018 and 2017 related to the assets and liabilities in Vertical/Trigen Holdings, LLC, which is a partnership for Federal income tax purposes. The Company owns in aggregate 100% of Vertical/Trigen Holdings, LLC and the assets and liabilities of this entity are included in the consolidated financial statements of the Company.

As of December 31, 2018 and 2017, the Company had a federal net operating loss carryover of $3.3 million and $4.4 million, respectively and net operating loss carryovers in certain foreign tax jurisdictions of approximately $22.4 million and $80.1 million, respectively which will begin to expire in 2022. At December 31, 2018 and 2017, the Company had total tax credit carryovers of approximately $4.6 million and $9.1 million primarily consisting of Federal Orphan Drug Tax Credit carryovers. These credit carryovers begin to expire in 2036. The Company assesses the realizability of the deferred tax assets at each balance sheet date based on actual and forecasted operating results in order to determine the proper amount, if any, required for a valuation allowance. As of December 31, 2018 and 2017, the Company maintains valuation allowances on deferred tax assets applicable to entities in foreign jurisdictions for which separate income tax returns are filed, where realization of the related deferred tax assets from future profitable operations is not reasonably assured. In 2018, the valuation allowance increased by $1.8 million due to incremental net operating losses applicable to entities in foreign jurisdictions.

The Company leverages its significant resources in research and development and proprietary drug delivery technology to address the growing need of the global patient population. The Company completed a tax evaluation project for its year ended December 31, 2017 to determine its appropriate research and development credits for the Orphan Drug and Research & Development credit. This project resulted in the engagement of professional technical experts and the investment in significant time to evaluate historical records to identify the maximum credits as permitted by the relevant tax law. This project was concluded in connection with the preparation of the current year financial statements. As a result of the significant effort required to attain, validate and conclude on the appropriate credits, the Company considers the results of the tax project to be new information and therefore the results of such project are recorded in the current year as a change in accounting estimate. In the year ended December 31, 2017, the adjustment recorded was an increase in tax credits of approximately $5.7 million net of a reduction in income tax expense of approximately $2.7 million for a net tax effect of $3.0 million.

The Company files income tax returns in U.S. federal, state and certain international jurisdictions. For federal and certain state income tax purposes, the Company's 2014 through 2017 tax years remain open for examination by the tax authorities under the normal statute of limitations. For certain international income tax purposes, the Company's 2010 through 2017 tax years remain open for examination by the tax authorities under the normal statute of limitations.

No provision is made for foreign withholding or income taxes associated with the cumulative undistributed earnings of the foreign subsidiaries. The cumulative undistributed earnings, if any, are expected to be reinvested in working capital and other business needs indefinitely. Any future foreign withholding or income taxes associated with the undistributed earnings are not anticipated to be material.

A reconciliation was completed of the beginning and ending amounts of unrecognized tax benefits, excluding accrued interest, for December 31, 2018 and 2017. It is not anticipated that the amount of unrecognized tax benefits will materially change in the next 12 months. If recognized, the total amount of unrecognized benefits of $2.2 million would have no impact on the effective tax rate.